                                    J&B Funds
                    (consisting of the following three funds)
                       J&B Mid-Cap Aggressive Growth Fund
                      J&B Small-Cap Aggressive Growth Fund
                        J&B Small-Cap International Fund

                          Supplement dated May 7, 2002

                                       to

                        Prospectus dated October 31, 2001

The  following   information   supplements  the  information  contained  in  the
prospectus:

Jones & Babson, Inc. ("Jones & Babson"),  which serves as the investment adviser to  J&B  Funds,  is a  wholly-owned  subsidiary  of  Business  Men's
Assurance  Company of America  ("BMA").  On April 30, 2002, RBC  Insurance,  the
insurance  operation of Royal Bank of Canada,  announced an agreement to acquire
BMA, exclusive of its existing reinsurance business. Under the agreement,  Jones
&  Babson  will  become  part of the asset  management  division of RBC Dain
Rauscher Corp.

This transaction, which is subject to Canadian and U.S. regulatory approvals and certain customary closing conditions, is expected to close by the end of August,
2002.

The  consummation of this  transaction  will result in an  "assignment," as that term is defined in the  Investment  Company Act of 1940,  as amended  (the "1940
Act"), of the J&B Funds' current advisory and  sub-advisory  agreements (the
"Current  Agreements").   Under  the  1940  Act,  the  Current  Agreements  will
automatically  terminate  upon  their  assignment.  As a  result,  the  Board of
Trustees of J&B  Funds are  scheduling a meeting to consider the approval of new advisory and sub-advisory agreements. The new agreements, which would become effective  on the  date  of  closing  of the  transaction,  will be  subject  to shareholder  approval.  It is currently intended that a shareholder meeting will be held in August for the  purpose of  obtaining  shareholder  approval of these
agreements  and  other  related  items.   Proxy  materials  will  be  mailed  to
shareholders in advance of such meeting.

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